EXHIBIT 99.2

                     Rachlin Cohen & Holtz LLP letterhead


June 9, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-1103

Commissioners:

We have read the statements made by Newport International Group Inc. (the "Company"), (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A report dated May 29, 2003. We agree with the statements concerning our Firm in such Form 8-K/A.


                    /s/ RACHLIN COHEN & HOLTZ LLP
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                    RACHLIN COHEN & HOLTZ LLP

Fort Lauderdale, Florida
June 9, 2003